THE ADVISORS’ INNER CIRCLE FUND III

MetLife Core Plus Fund

MetLife Multi-Sector Fixed Income Fund

(the “Funds”)

Supplement dated December 9, 2022 to the Funds’ Prospectus dated March 1, 2022, as supplemented (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

I.       Andrew J. Kronschnabel no longer serves as a portfolio manager for the Funds. Accordingly, effective immediately, all references to Mr. Kronschnabel contained in the Prospectus are hereby deleted.

II.     Stephen Mullin, Joseph Hondros and Joshua Lofgren now serve as portfolio managers of the MetLife Core Plus Fund. Scott J. Moses will continue to serve as a portfolio manager of the MetLife Core Plus Fund.

Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	In the “MetLife Core Plus Fund - Portfolio Managers” section of the Prospectus, the following disclosure is hereby added:

Stephen Mullin, CFA, Portfolio Manager and Head of High-Grade Strategies, has managed the Fund since 2022.

Joseph Hondros, CFA, Portfolio Manager, has managed the Fund since 2022.

Joshua Lofgren, CFA, Portfolio Manager, has managed the Fund since 2022.

2.	In the “Portfolio Managers” section of the Prospectus, the following disclosure is hereby added:

Stephen Mullin, CFA Portfolio Manager and Head of High-Grade Strategies, serves as a co-portfolio manager for the Core Plus Fund. Prior to joining the Adviser’s predecessor firm in 2007, he worked on the long duration portfolio management team at Delaware Investments. Prior to joining Delaware Investments, he worked at Ryan Labs where he created custom liability indices and performed asset/liability studies for the firm's clients, including public and private defined benefit plans, insurance companies, and state lotteries. Mr. Mullin received a Bachelor of Science degree with a double major in finance and accounting from Fairfield University.

Joseph Hondros, CFA, Portfolio Manager, serves as a co-portfolio manager for the Core Plus Fund. He is a member of the structured products and high-grade teams. Prior to joining the Adviser’s predecessor firm in 2016, he was the Director of Global Fixed Income research at SEI Investments, managing a team responsible for all SEI fixed income strategies. Prior to this role, Mr. Hondros was the lead Investment Grade portfolio manager for SEI from 2009 to 2014. Before joining SEI, Mr. Hondros was an Executive Director at Morgan Stanley Investment Management for 12 years specializing primarily in ABS and CMBS analytics and trading. He began his structured products career at TIAA-CREF specializing in mortgage-backed securities. Mr. Hondros received a Bachelor of Science degree cum laude in economics from Villanova University and a Master of Business Administration in finance from Indiana University.

Joshua Lofgren, CFA, Portfolio Manager, serves as a co-portfolio manager for the Core Plus Fund. Prior to joining the Adviser’s predecessor firm in 2012, he worked in the securities division at Goldman Sachs in New York for nine years, working with institutional clients across a range of credit products, including investment grade and high yield credit, in both cash and derivative form. Mr. Lofgren has a Bachelor of Science in business administration with a concentration in finance from the University of Richmond.

Please retain this supplement for future reference.

MIM-SK-001-0200

THE ADVISORS’ INNER CIRCLE FUND III

MetLife Core Plus Fund

MetLife Multi-Sector Fixed Income Fund

(the “Funds”)

Supplement dated December 9, 2022 to the Funds’ Statement of Additional Information dated
March 1, 2022, as supplemented (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

I.       Andrew J. Kronschnabel no longer serves as a portfolio manager for the Funds. Accordingly, effective immediately, all references to Mr. Kronschnabel contained in the SAI are hereby deleted.

II.      Stephen Mullin, Joseph Hondros and Joshua Lofgren now serve as portfolio managers of the MetLife Core Plus Fund. Scott J. Moses will continue to serve as a portfolio manager of the MetLife Core Plus Fund.

Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	In “The Portfolio Managers” section of the SAI, the following rows are hereby added to the “Fund Shares Owned by the Portfolio Managers” table:

Name	Dollar Range of Fund Shares Owned
Stephen Mullin	None[2]
Joseph Hondros	None[2]
Joshua Lofgren	None[2]

[2]	Valuation date is September 30, 2022.

2.	In the “The Portfolio Managers” section of the SAI, the following rows are hereby added to the “Other Accounts” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen Mullin*	1	$422	8	$6,559	69**	$23,594
Joseph Hondros*	4	$1,463	1	$106	12	$3,066
Joshua Lofgren*	10	$3,282	12	$1,162	39***	$8,721

*	Valuation date is September 30, 2022.
**	Includes one account with assets under management of $250 million that is subject to a performance-based advisory fee.
***	Includes three accounts with assets under management of $1.7 billion that are subject to a performance-based advisory fee.

Please retain this supplement for future reference.

MIM-SK-002-0100